[GRAPHIC OF FLAGS OMITTED]

                                                 [PHOTO OF CAESAR BRYAN OMITTED]
                                                                    CAESAR BRYAN

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                    THIRD QUARTER REPORT - SEPTEMBER 30, 2000

                          [GRAPHIC OF 4 STARS OMITTED]

     MORNINGSTAR RATED(TRADEMARK) GABELLI INTERNATIONAL GROWTH FUND 4 STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 09/30/00 AMONG 1175 INTERNATIONAL
         EQUITY FUNDS, AND FOR THE FIVE-YEAR PERIOD ENDED 09/30/00 AMONG
                        730 INTERNATIONAL EQUITY FUNDS.


TO OUR SHAREHOLDERS,

      The third quarter of 2000 was not very profitable for those investing outside the United States. For the most part, this was due to the continued strength of the U.S. dollar accompanied by the weakness of the Euro. In local currency terms, many European markets actually appreciated, but due to the weakness of the Euro, dollar-based investors suffered losses. For example, the Dow Jones Stoxx Index of leading European companies was slightly up during the quarter in local currency terms, but translated into dollars the Index fell by 7.38%.

      In dollar terms, only three markets rose during the quarter, none of which are particularly large centers of investment: Norway rose by 4.2%, Denmark by 5.5% and Ireland appreciated by 7.5%. Most of the larger European markets declined sharply, including the U.K. by 2.2%, France by 11.1%, Germany by 9.3%, Italy by 11.2%, and Switzerland by 6.8%. None of the Asian markets that we invest in appreciated during the quarter. The Nikkei 225 Index declined by 11.3% and the Hong Kong Index fell by a modest 3.25%. Even Australia declined by 10.1%. No solace could be found in the emerging markets either, as the Morgan Stanley Capital International (MSCI) Emerging Markets Index dropped by 13.0%.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                          Quarter
                                                    --------------------------------------------
                                                    1st         2nd         3rd         4th          Year
                                                    ---         ---         ---         ---          ----
  2000:   Net Asset Value ...................     $24.34      $21.45      $20.07        --            --
          Total Return ......................       6.7%      (11.9)%      (6.4)%       --            --
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ...................     $15.94      $16.38      $17.40       $22.82       $22.82
          Total Return ......................       2.0%        2.8%        6.2%        36.9%         52.4%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...................     $17.03      $17.58      $14.74       $15.63       $15.63
          Total Return ......................      18.3%        3.2%      (16.2)%       14.7%        17.4%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...................     $13.51      $14.67      $15.31       $14.40       $14.40
          Total Return ......................       0.7%        8.6%        4.4%        (5.9)%        7.3%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...................     $11.71      $12.55      $12.53       $13.42       $13.42
          Total Return ......................       6.6%        7.2%       (0.2)%        7.1%        22.2%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...................        --          --       $10.57       $10.98       $10.98
          Total Return ......................        --          --         5.7%(b)      3.9%         9.8%(b)
-------------------------------------------------------------------------------------------------------------



----------------------------------------------------------
          Average Annual Returns (Class AAA Shares)
                     September 30, 2000 (a)
                     ----------------------
  1 Year ........................................   20.42%
  5 Year ........................................   16.47%
  Life of Fund (b) ..............................   16.82%
----------------------------------------------------------

                   Dividend History
----------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $0.970             $22.06
December 28, 1998       $1.260             $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, the Gabelli International Growth Fund's Class AAA Shares ("the Fund") net asset value declined 6.43%. The Morgan Stanley Capital International EAFE Index of international markets and Lipper International Fund Average declined 8.01% and 7.52%, respectively, over the same period. The Morgan Stanley EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 20.42% over the trailing twelve-month period. The Morgan Stanley EAFE Index and Lipper International Fund Average rose 3.42% and 10.77%, respectively, over the same twelve-month period.

      For the five-year period ended September 30, the Fund returned 16.47% annually versus average annual returns of 8.88% and 10.38% for the Morgan Stanley EAFE Index and the Lipper International Growth Fund Average,
respectively. Since inception on June 30, 1995 through September 30, 2000, the Fund had a cumulative total return of 126.57%, which equates to an average annual total return of 16.82%.

MULTI-CLASS SHARES

      Gabelli International Growth Fund, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the third quarter ended September 30, 2000, the Gabelli International Growth Fund Class A Shares declined by 6.39% (excluding the effect of the 5.75% front-end sales charge on the Class A Shares). (Class B and Class C Shares have not been issued as of September 30, 2000). The Class A Shares ended the third quarter with a net asset value of $20.08.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.





                                                               [GRAPHIC OMITTED]

                                         HOLDINGS BY GEOGRAPHIC REGION - 9/30/00

     EDGAR REPRESENTATION OF DATE POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                            OTHER EUROPE 27.4%
                                                            UNITED KINGDOM 22.8%
                                                            JAPAN 18.0%
                                                            SWITZERLAND 14.5%
                                                            FRANCE 11.4%
                                                            AUSTRALIA 2.9%
                                                            HONG KONG 2.1%
                                                            UNITED STATES 0.5%
                                                            SOUTH AFRICA 0.4%

COMMENTARY

      Equity market participants are always on the lookout for things to fret about, and recently they have not been disappointed. The persistent weakness of the Euro has been a major disappointment for international investors. If the strengthening of the dollar had occurred a few years ago, prior to the introduction of the Euro, it would probably not have caused such widespread consternation. The weakness of the Euro is thought to be the result of significant capital flows out of the Euro zone and into the U.S. This reflects the desire of Euro zone companies to acquire U.S. assets. Needless to say, when it rains it pours. Every mistake by European Central Bank representatives has been seized upon by the market, and thus has driven the Euro even lower.

      Investors have also been unnerved by the increase in the price of oil. Tensions in the Middle East and a damaged U.S. destroyer add to the feelings of uncertainty. Interestingly, in an era of less government intervention and a laissez-faire attitude towards markets, both the Euro and oil prices were the subjects of government intervention. On September 22, all the major central banks intervened to support the Euro, and its price rose to $0.90 against the dollar. However, since then the Euro has fallen to a new low relative to the dollar. The President, by Executive Order, also announced the sale of part of the Strategic Oil Reserve. This was done to prevent a shortage of heating oil this winter, but the move was not successful in lowering crude oil prices.

      Aside from the price of oil and the sinking Euro, some signs of financial stress have surfaced. The difference between government bond yields and the yield on lower quality corporate bonds, as well as emerging market debt, have widened considerably. Furthermore, some emerging market stock indices have almost fallen to levels last seen during the Russian debt crisis of 1998. Is there a silver lining to these storm clouds? We believe there is. First, bond yields are falling, which suggests that the world economy is slowing. Indeed, if the economy is in fact slowing, we are closer to a point where short-term interest rates can be reduced. Second, although we do not know how low the Euro can fall, we expect the currency to recover and reflect good economic fundamentals in Europe. And lastly, while both Europe and Japan have been adversely impacted by higher energy costs, we have probably seen the high in oil prices.

      The pace of consolidation has not slowed and corporate merger and acquisition activity is expected to remain at high levels. Also, economic reform continues with the French, German and Italian governments proposing significant tax reform packages. Looking ahead, the weak Euro has improved Europe's competitive position and we expect reasonable corporate earnings growth during 2001.

      We believe that the Japanese economy is in recovery mode. Higher corporate profitability has led to increased capital spending, which in turn is beginning to feed through to better consumer confidence. Japan appears to be recovering from its lost decade. This year, non-financial corporate profits will exceed financial corporate profits for the first time since 1989. The Nikkei peaked at 40,000 in December 1989, compared to the current level of around 15,000. Some multiple contraction! Our optimism for Japan is largely based on the positive outlook for corporate earnings. Although the Bank of Japan has abandoned its zero interest rate policy, Japanese interest rates still remain low.

INVESTMENT SCOREBOARD

      During the third quarter, the best performing sectors were the financial, consumer, energy and pharmaceuticals, while the telecommunications and technology sectors lagged behind. This is reflected in the Fund's winners and losers during the quarter. Our top three performing stocks were in the financial services industry: Bank of Ireland, RAS, and Irish Life and Permanent appreciated 26%, 18.5%, and 17%, respectively. Otherwise, Swatch Group, AstraZeneca and Reuters all rose more than 10%. Our losers were mainly Japanese telecommunications stocks. Japan Telecom and DDI, competitors of Japan's incumbent telephone company NTT, both declined by over 30%. Fujitsu and THK also performed poorly.

      In contrast to the second quarter, only a few changes were made to the portfolio during the third quarter. Four of the five new purchases were made in the Far East, and the other in Europe. In Japan, we purchased a position in Capcom, a leading video game software company that is developing new sources of distribution and therefore revenue. We also purchased Stanley Electric, which has the growth characteristics of an electronics company but is valued as an auto parts supplier, and Fujisoft, a software company. Otherwise, in the Far East we purchased Swire Pacific, a leading Hong Kong based conglomerate that controls Cathay Pacific Airways. In Europe, we purchased a holding in Aventis, the German-French pharmaceutical and life sciences company.

      We sold our positions in Olivetti, KPN, Furukawa and Antofagasta Holdings. The high price of radio spectrum for Third Generation Mobile Services caused us to become more cautious on the outlook for Olivetti, the holding company for Telecom Italia and KPN. Furukawa and Antofagasta reached our target price and we sold the securities. Looking ahead, the portfolio remains well diversified with leading companies trading on defensible valuations. Our emphasis remains on Europe and Japan, and our largest exposure is to the financial, pharmaceutical, media and consumer sectors.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2000.

ALLIANZ AG (ALVG.F - $330.47 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS is Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected corporate reorganization there, following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes.

ASTRAZENECA PLC (AZN.L - $52.40 - LONDON STOCK EXCHANGE; AZN.SS - $52.42 - STOCKHOLM STOCK EXCHANGE; AZN - $52.5625 - NYSE) is a leading global pharmaceutical company. AstraZeneca is best known for its highly successful ulcer medicine, commonly known as Losec. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment. The company also has strong positions in the cardiovascular, oncology and respiratory treatment areas.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $3005.60 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

NIKKO SECURITIES CO. LTD. (8603.T - $8.88 - TOKYO) is one of Japan's leading securities firms and investment banks. Nikko has strong capital ties to CitiGroup. This formerly retail-oriented firm is just beginning to focus on other high-growth areas such as underwriting, through Nikko and Salomon Smith Barney, and principal trading.

NOVARTIS AG (NOVN.S - $1533.17 - ZURICH STOCK EXCHANGE) is the Swiss-based pharmaceutical and life sciences company. Novartis is the world's largest pharmaceutical company in terms of sales and is also the largest global agrochemical company. Novartis' pharmaceutical business represents roughly two thirds of sales, with agribusiness comprising one quarter and the balance belonging to the nutrition business. Novartis' principal products include Sandimmune/Neoral, the organ transplant rejection drug, and Lescol, the lipid-lowering agent. The company recently acquired Wesley Jessen to enhance its Ciba Vision unit. Novartis also maintains a strong drug pipeline in a continued effort to bring new drugs to market.

PHILIPS ELECTRONICS NV (PHIL.LU - $43.00 - LUXEMBOURG STOCK EXCHANGE) is a Netherlands-based company operating in consumer electronics, professional products and systems, lighting, semiconductors, components, and IT services. Philips also has significant interests in Taiwan Semiconductor, a major semiconductor manufacturing company, and ASM Lithography, a semiconductor capital equipment producer. Management has reorganized the company over the past two years, resulting in improved growth prospects. We believe the market has not yet fully recognized these changes and the stock remains attractively valued on both an earnings growth basis and on a sum of the parts basis.

SWATCH GROUP AG (UHRZN.S - $1446.39 - ZURICH STOCK EXCHANGE) is the world's largest manufacturer of finished watches. The Swatch Group offers watches in every price and market category from high priced luxury watches to moderately priced basic watches. The company generated over $1.9 billion in sales in 1999. Swatch is also involved in the research and development of state-of-the-art microelectronic products and technologies as well as services such as providing official timing at sporting events.

SWISS RE (RUKN.SW - $1909.24 - ZURICH STOCK EXCHANGE) is one of the world's largest reinsurance companies, with gross premium income of approximately $15 billion in 1999. The life business contributed 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life insurance segment following promising signs during the past business cycle. Swiss Re has a consistent track record, as 1999 was the sixteenth consecutive year of double-digit increases in earnings per share.

TOTALFINA ELF (TOTXF - $146.31 - NYSE) is a leading international oil and gas company. The company operates in more than 100 countries and spans all activities from oil and gas exploration to the transport, marketing and refining of oil and gas products. The company was formed by the acquisition of Petrofina by Total SA in 1999, and then by an exchange offer for Elf Aquitaine shares in September 1999. In addition to oil and gas-related goods and services, approximately 20% of the group's sales come from its chemical business.

VIVENDI (EX.PA - $74.30 - PARIS STOCK EXCHANGE) recently announced plans to merge with Canal Plus, of France, and Seagram, of Canada. Vivendi has also announced plans to spin-off Vivendi Environment. At the completion of the merger, Vivendi will have completed its transition from France's largest environmental services company to a global communications company engaged in film, music and communications. The group also owns 44% of Cegetel, France's second largest telecommunications operator.


MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      We believe the outlook for both Europe and Japan remains good. Growth is picking up in both regions and we expect the restructuring process to continue. This should involve governments playing lesser roles in the economy and corporations becoming more focused and building scale in their core competencies. The likely result should be an improvement in profitability, especially in Japan, and a continuance of the torrid pace of merger and acquisition activity in Europe.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                        Sincerely,

                                        /S/ SIGNATURE

                                        CAESAR BRYAN
                                        President and Portfolio Manager

October 16, 2000

------------------------------------------------------------------
                           TOP TEN HOLDINGS
                          SEPTEMBER 30, 2000
                          ------------------

AstraZeneca plc                         Allianz AG
Compagnie Financiere Richemont AG       Vivendi
Novartis AG                             Swatch Group AG
Swiss Re                                TotalFina Elf
Philips Electronics NV                  Nikko Securities Co. Ltd.

------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              -----

               COMMON STOCKS -- 92.9%
               AEROSPACE -- 0.9%
   125,000     BAE Systems plc ..................................     $  674,566
                                                                      ----------
               BROADCASTING -- 3.6%
     9,000     Audiofina ........................................        975,257
    13,000     Nippon Broadcasting System Inc. ..................        724,227
    25,575     NRJ Groupe+ ......................................      1,006,534
                                                                      ----------
                                                                       2,706,018
                                                                      ----------
               BUILDING AND CONSTRUCTION -- 1.6%
    75,000     CRH plc ..........................................      1,193,922
                                                                      ----------
               BUSINESS SERVICES -- 4.6%
     8,833     Reuters Holdings plc, ADR ........................        992,608
    12,000     Secom Co. Ltd. ...................................        965,019
    20,000     Vivendi ..........................................      1,486,005
                                                                      ----------
                                                                       3,443,632
                                                                      ----------
               CABLE -- 1.4%
    14,968     NTL Inc.+ ........................................        693,205
    12,000     UnitedGlobalCom Inc., Cl. A+ .....................        360,000
                                                                      ----------
                                                                       1,053,205
                                                                      ----------
               COMMUNICATIONS EQUIPMENT -- 1.0%
    18,000     Nokia Corp., Cl. A, ADR ..........................        716,625
                                                                      ----------
               COMPUTER SOFTWARE AND SERVICES -- 3.0%
    26,000     Capcom Co. Ltd. ..................................      1,008,144
     4,500     FujiSoft ABC Inc. ................................        308,579
     2,700     Obic Co. Ltd. ....................................        961,966
                                                                      ----------
                                                                       2,278,689
                                                                      ----------
               CONSUMER PRODUCTS -- 9.5%
    62,000     Altadis SA .......................................        894,515
    20,000     Christian Dior SA ................................      1,077,442
       810     Compagnie Financiere Richemont AG, Cl. A .........      2,434,536
     7,000     Nintendo Co. Ltd. ................................      1,278,086
     1,000     Swatch Group AG ..................................      1,446,391
                                                                      ----------
                                                                       7,130,970
                                                                      ----------
               DIVERSIFIED INDUSTRIAL -- 0.7%
    90,000     Swire Pacific Ltd., Cl. A ........................        560,993
                                                                      ----------
               EDUCATIONAL SERVICES -- 0.5%
     6,400     Benesse Corp. ....................................        384,971
                                                                      ----------
               ELECTRONICS -- 5.9%
    30,000     Fujitsu Ltd. .....................................        696,835
    38,800     Philips Electronics NV ...........................      1,669,793
     2,200     Rohm Co. Ltd. ....................................        602,832
    12,000     Sony Corp. .......................................      1,217,102
    20,000     Stanley Electronic Co. Ltd. ......................        242,088
                                                                      ----------
                                                                       4,428,650
                                                                      ----------


                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              -----

               ENERGY AND UTILITIES -- 3.6%
   145,000     BP Amoco plc .....................................     $1,290,583
     9,444     TotalFina Elf ....................................      1,381,715
                                                                      ----------
                                                                       2,672,298
                                                                      ----------
               ENTERTAINMENT -- 2.8%
   124,526     Granada Compass plc+ .............................      1,165,422
   125,000     Publishing & Broadcasting Ltd. ...................        907,113
                                                                      ----------
                                                                       2,072,535
                                                                      ----------
               EQUIPMENT AND SUPPLIES -- 0.8%
    16,000     THK Co. Ltd. .....................................        621,877
                                                                      ----------
               FINANCIAL SERVICES -- 11.3%
    25,000     Aegon NV .........................................        943,092
     7,000     Credit Suisse Group ..............................      1,308,116
    14,000     Invik & Co. AB, Cl. B ............................      1,299,282
   110,000     Irish Life & Permanent plc, London ...............      1,093,720
   150,000     Nikko Securities Co. Ltd. ........................      1,332,593
    58,000     Prudential plc ...................................        791,500
       900     Swiss Re .........................................      1,718,312
                                                                      ----------
                                                                       8,486,615
                                                                      ----------
               FINANCIAL SERVICES: BANKS -- 4.3%
   160,005     Bank of Ireland ..................................      1,281,324
   110,000     Bank of Scotland .................................        967,678
    18,000     Societe Generale, Cl. A ..........................      1,006,230
                                                                      ----------
                                                                       3,255,232
                                                                      ----------
               FINANCIAL SERVICES: INSURANCE -- 4.8%
     4,500     Allianz AG .......................................      1,487,108
   100,000     RAS SpA ..........................................      1,314,814
    41,000     Skandia Forsakrings AB ...........................        812,934
                                                                      ----------
                                                                       3,614,856
                                                                      ----------
               FOOD AND BEVERAGE -- 4.2%
   145,000     Diageo plc .......................................      1,295,942
   630,000     Parmalat Finanziaria SpA .........................        920,061
    20,000     Unilever NV, New York ............................        965,000
                                                                      ----------
                                                                       3,181,003
                                                                      ----------
               HEALTH CARE -- 14.7%
    12,000     AstraZeneca plc, ADR .............................        630,750
    20,500     AstraZeneca plc, London ..........................      1,074,160
    14,126     AstraZeneca plc, Stockholm .......................        740,540
    13,000     Aventis SA .......................................        975,080
    41,000     Glaxo Wellcome plc ...............................      1,241,467
     1,350     Novartis AG ......................................      2,069,785
       150     Roche Holding AG .................................      1,319,109
    21,000     Sanofi-Synthelabo SA .............................      1,128,534
    75,000     SmithKline Beecham plc ...........................      1,027,373
    13,000     Takeda Chemical Industries Ltd. ..................        858,967
                                                                      ----------
                                                                      11,065,765
                                                                      ----------

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              -----

               COMMON STOCKS (CONTINUED)
               METALS AND MINING -- 0.4%
    37,500     Harmony Gold Mining Co. Ltd. .....................     $  190,589
    17,500     Harmony Gold Mining Co. Ltd., ADR ................         89,688
                                                                      ----------
                                                                         280,277
                                                                      ----------
               PUBLISHING -- 5.3%
   243,146     Independent News & Media plc, Dublin .............        890,417
    82,037     News Corp. Ltd. ..................................      1,155,127
    44,545     Pearson plc ......................................      1,237,505
    39,000     Schibsted ASA ....................................        685,199
                                                                      ----------
                                                                       3,968,248
                                                                      ----------
               REAL ESTATE -- 1.3%
    78,000     Cheung Kong (Holdings) Ltd. ......................        942,876
                                                                      ----------
               TELECOMMUNICATIONS -- 4.3%
    49,000     Cable & Wireless plc .............................        699,109
        30     DDI Corp. ........................................        197,113
    27,000     HPY Holding - HTF Holding Oyj Abp, Cl. A .........        964,694
        30     Japan Telecom Co. Ltd. ...........................        866,186
     7,000     KDD Corp. ........................................        499,381
                                                                      ----------
                                                                       3,226,483
                                                                      ----------
               TRANSPORTATION -- 0.2%
    15,637     MIF Ltd.+ ........................................        159,326
                                                                      ----------


                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              -----

               WIRELESS COMMUNICATIONS -- 2.2%
   226,376     Vodafone Group plc ...............................    $   845,110
    21,675     Vodafone Group plc, ADR ..........................        801,975
                                                                     -----------
                                                                       1,647,085
                                                                     -----------
               TOTAL COMMON STOCKS                                    69,766,717
                                                                     -----------

               PREFERRED STOCKS -- 1.5%
               BROADCASTING -- 1.5%
     10,000    ProSieben Media AG, Pfd. .........................      1,145,388
                                                                     -----------
               TOTAL INVESTMENTS -- 94.4%
                (Cost $65,956,371) ..............................     70,912,105

               OTHER ASSETS AND
                LIABILITIES (NET) -- 5.6% .......................      4,202,463
                                                                     -----------
               NET ASSETS -- 100.0%
                (3,741,763 shares outstanding) ..................    $75,114,568
                                                                     ===========
------------------------
+     Non-income producing security.
ADR - American Depositary Receipt.


                                  % OF
                                  MARKET        MARKET
GEOGRAPHIC DIVERSIFICATION        VALUE        VALUE
--------------------------       ------    -------------
North America ...............      0.5%      $   360,000
Europe ......................     76.1%       53,939,754
South Africa ................      0.4%          280,277
Asia/Pacific Rim ............      5.0%        3,566,109
Japan .......................     18.0%       12,765,965
                                 -----       -----------
                                 100.0%      $70,912,105
                                 ======      ===========

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES(SERVICE MARK) FUND _________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _______________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
  (NO-LOAD)                                 TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (NO-LOAD)                                     PORTFOLIO MANAGER:  HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (NO-LOAD)                       PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
     TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                             VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

     GABELLI INTERNATIONAL GROWTH FUND, INC.
              One Corporate Center
            Rye, New York 10580-1434
                  1-800-GABELLI
                [1-800-422-3554]
               FAX: 1-914-921-5118
             HTTP://WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily by calling
         1-800-GABELLI after 6:00 P.M.)


                  BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
INVESTMENT OFFICER              LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

          OFFICERS AND PORTFOLIO MANAGERS
Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY


                  DISTRIBUTOR
            Gabelli & Company, Inc.

 CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
      State Street Bank and Trust Company

                 LEGAL COUNSEL
            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB009Q300SR



                                                [PHOTO OF MARIO GABELLI OMITTED]

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000